                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Edward L. Hennessey, Jr.
                                                ----------------------------
                                                Edward L. Hennessey, Jr.

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Alan R. Griffith
                                                ----------------------------
                                                Alan R. Griffith

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ H. Barclay Morley
                                                ----------------------------
                                                H. Barclay Morley

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ William R. Chaney
                                                ----------------------------
                                                William R. Chaney

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Catherine A. Rein
                                                ----------------------------
                                                Catherine A. Rein

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ John A. Luke, Jr.
                                                ----------------------------
                                                John A. Luke, Jr.

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Richard Barth
                                                ----------------------------
                                                Richard Barth

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Richard J. Kogan
                                                ----------------------------
                                                Richard J. Kogan

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Donald L. Miller
                                                ----------------------------
                                                Donald L. Miller

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Harold E. Sells
                                                ----------------------------
                                                Harold E. Sells

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ John C. Malone
                                                ----------------------------
                                                John C. Malone

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Frank J. Biondi, Jr.
                                                ----------------------------
                                                Frank J. Biondi, Jr.

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Ralph E. Gomory
                                                ----------------------------
                                                Ralph E. Gomory

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ Thomas A. Renyi
                                                ----------------------------
                                                Thomas A. Renyi

                               POWER OF ATTORNEY

                     THE BANK OF NEW YORK COMPANY, INC.



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The Bank of New York Company, Inc., a New York corporation (the "Company"), does hereby make, constitute and appoint J. Carter Bacot, Thomas A. Renyi, Alan
 R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan and each of them individually as the true and lawful attorney of the undersigned with power to act with or without the other and with power of substitution, and in his name, place and stead and his capacity as an officer or director or both to execute, deliver and file a registration statement on Form S-3 or such other appropriate form on his behalf, in any and all capacities stated therein, and to file such Registration Statement or Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended and to sign and file with the Securities and Exchange Commission any and all amendments to such registration statement including post effective amendments and any other documents in support thereof or supplemental thereto with respect to the shelf registration of up to $500,000,000 aggregate amount of debt securities ("Debt Securities") of the Company to be issued either directly by the Company or in the form of preferred securities ("Preferred Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Preferred Securities, hereby granting to said attorneys and each of them full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever as any of said attorneys individually may deem necessary or advisable to fully carry out the intent of the foregoing as the undersigned might or could do in person. The undersigned hereby ratifies, confirms and approves the actions of said attorneys and each of them which they may do or cause to be done by virtue of these Presents.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of November, 1997.


                                                /s/ J. Carter Bacot
                                                ----------------------------
                                                J. Carter Bacot